Exhibit 99.1

Hercules Capital Announces the Acquisition of Portfolio Company

JumpStart Games, Inc.

by NetDragon Websoft Holdings Limited

PALO ALTO, Calif., July 14, 2017 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), the leading specialty finance company to innovative, venture growth, pre-IPO and M&A stage companies backed by leading venture capital firms, today announced a portfolio company liquidity event with the acquisition of JumpStart Games, Inc. by NetDragon Websoft Holdings Limited (HKSE: 0777), a global leader in building online communities, especially in the areas of gaming and education. NetDragon is located in Fuzhou, Fujian, China.

Hercules had committed $14.6 million in venture debt financing to JumpStart initially in March 2014. As of March 31, 2017, the JumpStart senior secured debt investment was on non-accrual status, with a value of $3.1 million. The acquisition was completed by NetDragon in Hong Kong on July 4, 2017. Hercules is scheduled to receive quarterly interest payments through June 30, 2018; and the potential to receive principal repayment of a portion of its outstanding obligation at maturity on June 30, 2018, subject to adjustments of JumpStart.

In addition, the transaction also includes the potential for additional principal and interest recovery from JumpStart “performance-based earnouts” which are expected to be payable on June 30, 2019, subject to the achievement of certain performance milestones by JumpStart.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $6.7 billion to over 375 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange under the ticker symbol “HTGC.”

In addition, Hercules has one outstanding bond issuance of 6.25% Unsecured Notes due July 2024 (NYSE: HTGX).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange

Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

650-433-5578 HT-HN

mhara@htgc.com